EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Interactive Intelligence, Inc. (the "Registrant") on Form 10-Q for the quarterly period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen R. Head, Chief Financial Officer, Vice President of Finance and Administration, Secretary and Treasurer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report, to which this certification is attached as Exhibit 32.2, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Stephen R. Head
Stephen R. Head
Chief Financial Officer, Vice President of Finance and Administration,
Secretary and Treasurer
(Principal Financial Officer and Principal Accounting Officer)
May 10, 2007